Exhibit 10.2

GUARANTY

THIS GUARANTY (as amended, restated supplemented or otherwise modified from time to time, this “Guaranty”), dated as of March 31, 2010, is made by EACH OF THE UNDERSIGNED AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A GUARANTY JOINDER AGREEMENT (each a “Guarantor”, and collectively, the “Guarantors”) to BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) now or hereafter party to the Credit Agreement (as defined below).  All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Lenders have agreed to provide to BORGWARNER INC., a Delaware corporation (the “Borrower”) certain credit facilities, including a revolving credit facility with letter of credit and swing line subfacilities pursuant to the terms of that certain Credit Agreement dated as of even date herewith, among the Borrower, the Administrative Agent and the Lenders (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”);

WHEREAS, each Guarantor is, directly or indirectly, a Domestic Subsidiary of the Borrower and will materially benefit from the Loans made and to be made, and the Letters of Credit issued and to be issued, under the Credit Agreement;

WHEREAS, each Guarantor is required to enter into this Guaranty pursuant to the terms of the Credit Agreement; and

WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Lenders was the obligation of the Borrower to cause each Guarantor to enter into this Guaranty, and the Lenders are unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Guarantors enter into this Guaranty;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Guaranty.  Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Secured Parties the payment and performance in full of the Borrower’s Liabilities (as defined below).  For all purposes of this Guaranty, “Borrower’s Liabilities” means: (a) the Borrower’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement and the other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to any one or more of the Secured Parties, including without limitation, principal, interest, premiums and fees (including, but not limited to, loan fees and charges and disbursements of counsel); (b) the Borrower’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement and the other Loan Documents or any Secured Cash Management Agreement or Secured Hedge Agreement; and (c) the Borrower’s prompt payment in full, when due or declared due and at all such times, of Obligations and all other amounts pursuant to the terms of any Secured Hedge Agreement or Secured Cash Management Agreement heretofore, now or at any time or times hereafter owing, arising, due or payable from any Loan Party to any one or more of the Secured Parties, including without limitation, principal, interest, premiums and fees (including, but not limited to, reasonable fees and charges and disbursements of counsel).  The Guarantors’ obligations to the Secured Parties under this Guaranty are hereinafter collectively referred to as the “Guarantors’ Obligations” and, with respect to each Guarantor individually, the “Guarantor’s Obligations”.  Notwithstanding the foregoing, the liability of each Guarantor individually with respect to its Guarantor’s Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

Each Guarantor agrees that it is jointly and severally, directly and primarily, liable (subject to the limitation in the immediately preceding sentence) for the Borrower’s Liabilities.

2. Payment.  If the Borrower shall default in payment or performance of any of the Borrower’s Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and reasonable charges and disbursements of counsel), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then any or all of the Guarantors will, upon demand thereof by the Administrative Agent, fully pay to the Administrative Agent, for the benefit of the Secured Parties, subject to any restriction on each Guarantor’s Obligations set forth in Section 1 hereof, an amount equal to all the Borrower’s Liabilities then due and owing.

3. Absolute Rights and Obligations.  This is a guaranty of payment and not of collection.  The Guarantors’ Obligations under this Guaranty shall be joint and several, absolute and unconditional irrespective of, and each Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Guaranty and the other Loan Documents which it is a party by reason of:

(a) any lack of legality, validity or enforceability of the Credit Agreement, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantors’ Obligations, any of the Borrower’s Liabilities, or any other guaranty of any of the Borrower’s Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);

(b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

(c) any acceleration of the maturity of any of the Borrower’s Liabilities, of the Guarantor’s Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

(d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Borrower’s Liabilities, for any of the Guarantor’s Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

(e) any dissolution of the Borrower or any Guarantor or any other party to a Related Agreement, or the combination or consolidation of the Borrower or any Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of the Borrower or any Guarantor or any other party to a Related Agreement;

(f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement or any other Loan Document or any other Related Agreement, in whole or in part;

(g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Borrower’s Liabilities (including without limitation the Guarantor’s Obligations of any other Guarantor and obligations arising under any other Guaranty now or hereafter in effect);

(h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Borrower’s Liabilities, any of the Guarantor’s Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;

(i) any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to the Borrower or any other Loan Party or to any collateral in respect of the Borrower’s Liabilities or Guarantors’ Obligations.

It is the express purpose and intent of the parties hereto that this Guaranty and the Guarantors’ Obligations hereunder and under each Guaranty Joinder Agreement (defined below) shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

4.  Currency and Funds of Payment.  All Guarantors’ Obligations will be paid in Dollars and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower’s Liabilities, or the rights of any Secured Party with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Borrower’s Liabilities; provided that any Guarantors’ Obligations with respect to principal and interest on Loans denominated in an Alternative Currency shall be made in such Alternative Currency unless, for any reason, a relevant Guarantor is prohibited by law from making any such payment hereunder in an Alternative Currency, in which case such Guarantor shall make such payment in Dollars in the Dollar Amount of the Alterative Currency payment amount as determined by the Administrative Agent as of the time of such payment (such that the Secured Parties shall not suffer any loss from the conversion of such Alternative Currency to Dollars).

5. Events of Default.  Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Borrower’s Liabilities, at the Administrative Agent’s election and without notice thereof or demand therefor, the Guarantors’ Obligations shall immediately be and become due and payable.

6. Subordination.  Until this Guaranty is terminated in accordance with Section 22 hereof, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Guarantor (i) of the Borrower, to the payment in full of the Borrower’s Liabilities, (ii) of every other Guarantor (an “obligated guarantor”), to the payment in full of the Guarantors’ Obligations of such obligated guarantor, and (iii) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Secured Party and arising under the Loan Documents, the Secured Hedge Agreements or the Secured Cash Management Agreements; provided that the Borrower or any obligated guarantor may make ordinary course payments pursuant to such debts, liabilities or obligations unless an Event of Default has occurred and is continuing.  All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Secured Parties on account of the Borrower’s Liabilities, the Guarantors’ Obligations, or such other obligations of the type described in clause (iii) above, as applicable, and, after such request and pending such payment, shall be held by such Guarantor as agent and bailee of the Secured Parties separate and apart from all other funds, property and accounts of such Guarantor.

7. Suits.  Each Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Secured Parties, on demand, at the Administrative Agent’s place of business set forth in the Credit Agreement or such other address as the Administrative Agent shall give notice of to such Guarantor, the Guarantors’ Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against any one or more or all of the Guarantors.  At the Administrative Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrower, any other Guarantor, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Borrower’s Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Borrower’s Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

8. Set-Off and Waiver.  Each Guarantor waives any right to assert against the Secured Parties or any of their respective Affiliates (the “Setoff Parties”) as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Guarantor’s Obligations, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Borrower or any or all of the Setoff Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor.  If an Event of Default shall have occurred and be continuing, each Setoff Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Setoff Party to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Guaranty or any other Loan Document held by such Setoff Party, irrespective of whether or not such Setoff Party shall have made any demand under this Guaranty or any other Loan Document and although such obligations of such Guarantor may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.22 of the Credit Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  In the event that amounts set off in one currency are applied to obligations in a different currency, the rate of exchange shall be determined by the Administrative Agent in accordance with Section 1.6 of the Credit Agreement.  The rights of each Setoff Party under this Section are in addition to other rights and remedies (including other rights of setoff) which such Setoff Party may have.  Each Setoff Party agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.  For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of a Setoff Party as soon as the same may be put in transit to it by mail or carrier or by other bailee.

9. Waiver of Notice; Subrogation.

(a) Each Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty; (ii) the Secured Parties’ heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of the Borrower, whether pursuant to the Credit Agreement or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof.  Each Guarantor agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from its Guarantor’s Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

(b) Each Guarantor hereby agrees that payment or performance by such Guarantor of its Guarantor’s Obligations under this Guaranty may be enforced by the Administrative Agent on behalf of the Secured Parties upon demand by the Administrative Agent to such Guarantor without the Administrative Agent being required, such Guarantor expressly waiving to the extent permitted by law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Borrower’s Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by the Borrower, any other Guarantor or any other Person on account of the Borrower’s Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

(c) Each Guarantor further agrees with respect to this Guaranty that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Borrower’s Liabilities unless and until 93 days immediately following the Facility Termination Date (as defined below) shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets.  This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by any Guarantor against the estate of any other Loan Party within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Loan Party.  If an amount shall be paid to any Guarantor on account of such rights at any time prior to termination of this Guaranty in accordance with the provisions of Section 22 hereof, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative

Agent, for the benefit of the Secured Parties, to be credited and applied upon the Guarantors’ Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Parties may elect.  The agreements in this subsection shall survive repayment of all of the Guarantors’ Obligations, the termination or expiration of this Guaranty in any manner, including but not limited to termination in accordance with Section 22 hereof, and occurrence of the Facility Termination Date.  For purposes of this Guaranty, “Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and other Obligations payable hereunder and under the other Loan Documents shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, (b) the obligations and liabilities of the Borrower and each other Loan Party under all Secured Cash Management Agreements and Secured Hedge Agreements shall have been fully, finally and irrevocably paid and satisfied in full and the Secured Cash Management Agreements and Secured Hedge Agreements shall have expired or been terminated, or other arrangements satisfactory to the counterparties shall have been made with respect thereto; and (c) the Borrower and each other Loan Party shall have fully, finally and irrevocably paid and satisfied in full all of their respective obligations and liabilities arising under the Loan Documents, including with respect to the Borrower and the Obligations (except for future obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Loan Party that may be owing to any Secured Party or any Lender pursuant to the Loan Documents and expressly survive termination of the Credit Agreement).

10. Effectiveness; Enforceability.  This Guaranty shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 22 hereof.  Any claim or claims that the Secured Parties may at any time hereafter have against a Guarantor under this Guaranty may be asserted by the Administrative Agent on behalf of the Secured Parties by written notice directed to such Guarantor in accordance with Section 24 hereof.

11. Representations and Warranties.  Each Guarantor warrants and represents to the Administrative Agent, for the benefit of the Secured Parties, that it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, duly authorized to execute and deliver this Guaranty (or the Guaranty Joinder Agreement to which it is a party, as applicable), and to perform its obligations under this Guaranty, that this Guaranty (or the Guaranty Joinder Agreement to which it is a party, as applicable) has been duly executed and delivered on behalf of such Guarantor by its duly authorized representatives; that this Guaranty (and any Guaranty Joinder Agreement to which such Guarantor is a party) is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and that such Guarantor’s execution, delivery and performance of this Guaranty (and any Guaranty Joinder Agreement to which such Guarantor is a party) is within such Guarantor’s corporate powers and do not violate or constitute a breach of any of its charter, by-laws or other organizational documents, any agreement or instrument to which such Guarantor is a party, or any law, order, regulation, decree or award of any governmental authority or arbitral body to which it or its properties or operations is subject or result in the creation or imposition of any Lien on any asset of such Guarantor.

12. Expenses.  Each Guarantor agrees to be jointly and severally liable for the payment of all reasonable fees and expenses, including all reasonable charges and disbursements of counsel, incurred by any Secured Party in connection with the enforcement of this Guaranty, whether or not suit be brought.

13. Reinstatement.  Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Borrower’s Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

14. Attorney-in-Fact.  To the extent permitted by law, each Guarantor hereby appoints the Administrative Agent, for the benefit of the Secured Parties, as such Guarantor’s attorney-in-fact for the purposes of carrying out the provisions of this Guaranty and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

15. Reliance.  Each Guarantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that: (a) such Guarantor has adequate means to obtain on a continuing basis (i) from the Borrower, information concerning the Borrower and the Borrower’s financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty and any Guaranty Joinder Agreement (“Other Information”), and has full and complete access to the Borrower’s books and records and to such Other Information; (b) such Guarantor is not relying on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) such Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents as it has requested, is executing this Guaranty (or the Guaranty Joinder Agreement to which it is a party, as applicable) freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty (and any Guaranty Joinder Agreement); (d) such Guarantor has relied solely on the Guarantor’s own independent investigation, appraisal and analysis of the Borrower, the Borrower’s financial condition and affairs, the Other Information, and such other matters as it deems material in deciding to provide this Guaranty (and any Guaranty Joinder Agreement) and is fully aware of the same; and (e) such Guarantor has not depended or relied on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning the Borrower or the Borrower’s financial condition and affairs or any other matters material to such Guarantor’s decision to provide this Guaranty (and any Guaranty Joinder Agreement), or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision.  Each Guarantor agrees that no Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning the Borrower or the Borrower’s financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Guarantor receives any such information from any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, such Guarantor will independently verify the information and will not rely on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.

16. Rules of Interpretation.  The rules of interpretation contained in Sections 1.2 through and including 1.7 of the Credit Agreement shall be applicable to this Guaranty and each Guaranty Joinder Agreement and are hereby incorporated by reference.  All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

17. Entire Agreement.  This Guaranty and each Guaranty Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained.  The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.  Except as provided in Section 22, neither this Guaranty nor any Guaranty Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

18. Binding Agreement; Assignment.  This Guaranty, each Guaranty Joinder Agreement and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided that no Guarantor shall be permitted to assign any of its rights, powers, duties or obligations under this Guaranty, any Guaranty Joinder Agreement or any other interest herein or therein without the prior written consent of the Administrative Agent.  Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article VIII thereof (concerning the Administrative Agent) and Section 9.4 thereof concerning assignments and participations.  All references herein to the Administrative Agent shall include any successor thereof.

19. Secured Cash Management Agreements; Secured Hedge Agreements.  All obligations of the Borrower under (a) Secured Cash Management Agreements to which any Cash

Management Bank is a party, or (b) Secured Hedge Agreements to which any Hedge Bank is a party, shall be deemed to be Borrower’s Liabilities, and each Cash Management Bank and each Hedge Bank shall be deemed to be a Secured Party hereunder with respect to such Borrower’s Liabilities.

No Person who obtains the benefit of this Guaranty by virtue of the provisions of this Section shall have, prior to the Facility Termination Date, any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Guarantors’ Obligations (including the release or modification of any Guarantors’ Obligations or security therefor) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents.  Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Guaranty by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and its Affiliates shall be entitled to all the rights, benefits and immunities conferred under Article VIII of the Credit Agreement.

20. Severability.  The provisions of this Guaranty are independent of and separable from each other.  If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty shall be construed as if such invalid or unenforceable provision had never been contained herein.

21. Counterparts.  This Guaranty may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart executed by the Guarantor against whom enforcement is sought.  Without limiting the foregoing provisions of this Section 21, the provisions of Section 9.1 of the Credit Agreement shall be applicable to this Guaranty.

22. Termination.  Subject to reinstatement pursuant to Section 13 hereof, this Guaranty and each Guaranty Joinder Agreement, and all of the Guarantors’ Obligations hereunder (excluding those Guarantors’ Obligations relating to Borrower’s Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

23. Remedies Cumulative; Late Payments.  All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Secured Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments.  The making of the Loans and other credit extensions pursuant to the Credit Agreement shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Guarantor’s guaranty of the Borrower’s Liabilities pursuant to the terms hereof.  Any amounts not paid when due under this Guaranty shall bear interest at the rate specified in Section 2.13(c) of the Credit Agreement.

24. Notices.  All notices and communications hereunder or under any Guaranty Joinder Agreement shall be given to the addresses and otherwise made in accordance with Section 9.1 of the Credit Agreement; provided that notices and communications to the Guarantors shall be directed to the Guarantors, at the address of the Borrower set forth in Section 9.1 of the Credit Agreement.

25. Joinder.  Each Person who shall at any time execute and deliver to the Administrative Agent a Guaranty Joinder Agreement substantially in the form attached as Exhibit A (each, a “Guaranty Joinder Agreement”) hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Guarantor, and all references herein and in the other Loan Documents to the Guarantors or to the parties to this Guaranty shall be deemed to include such Person as a Guarantor hereunder.

26. Governing Law; Jurisdiction; Consent to Service of Process; WAIVER OF JURY TRIAL.

(a) This Guaranty shall be construed in accordance with and governed by the law of the State of New York.

(b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Guaranty shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Guaranty against the any Guarantor or its properties in the courts of any jurisdiction.

(c) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty in any court referred to in paragraph (b) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Guaranty irrevocably consents to service of process in the manner provided for notices in Section 9.1 of the Credit Agreement.  Nothing in this Guaranty will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

(f) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty as of the day and year first written above.

GUARANTORS:

BORGWARNER DIVERSIFIED TRANSMISSION PRODUCTS INC., as Guarantor

By:
Name:
Title:

BORGWARNER DIVERSIFIED TRANSMISSION PRODUCTS SERVICES INC., as Guarantor
By:
Name:
Title:

BORGWARNER EMISSIONS SYSTEMS HOLDING INC., as Guarantor
By:
Name:
Title:

BORGWARNER EMISSIONS SYSTEMS INC., as Guarantor
By:
Name:
Title:

BORGWARNER EMISSIONS SYSTEMS OF MICHIGAN INC., as Guarantor
By:
Name:
Title:

BORGWARNER EUROPE INC., as Guarantor
By:
Name:
Title:

BORGWARNER HOLDING INC., as Guarantor
By:
Name:
Title:

BORGWARNER INVESTMENT HOLDING INC., as Guarantor
By:
Name:
Title:

BORGWARNER JAPAN INC., as Guarantor
By:
Name:
Title:

BORGWARNER MORSE TEC INC., as Guarantor
By:
Name:
Title:

BORGWARNER NW INC., as Guarantor
By:
Name:
Title:

BORGWARNER POWDERED METALS INC., as Guarantor
By:
Name:
Title:

BORGWARNER SOUTH ASIA INC., as Guarantor
By:
Name:
Title:

BORGWARNER THERMAL SYSTEMS INC., as Guarantor
By:
Name:
Title:

BORGWARNER THERMAL SYSTEMS OF MICHIGAN INC., as Guarantor
By:
Name:
Title:

BORGWARNER TORQTRANSFER SYSTEMS INC., as Guarantor
By:
Name:
Title:

BORGWARNER TRANSMISSION SYSTEMS INC., as Guarantor
By:
Name:
Title:

BORGWARNER TURBO SYSTEMS INC., as Guarantor
By:
Name:
Title:

BRONSON SPECIALTIES INC., as Guarantor
By:
Name:
Title:

BWA TURBO SYSTEMS HOLDING CORPORATION, as Guarantor
By:
Name:
Title:

KUHLMAN CORPORATION, as Guarantor
By:
Name:
Title:

EXHIBIT A

Form of Guaranty Joinder Agreement

GUARANTY JOINDER AGREEMENT

THIS GUARANTY JOINDER AGREEMENT (as amended, restated, supplemented or otherwise modified, the “Guaranty Joinder Agreement”), dated as of __________, 20__ is made by and between __________, a __________ (the “Joining Guarantor”), and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) under that certain Credit Agreement (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”), dated as of March 31, 2010 by and among BORGWARNER INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and the Administrative Agent.  All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

WHEREAS, the Joining Guarantor is a Domestic Subsidiary and required by the terms of the Credit Agreement to become a “Guarantor” under the Credit Agreement and be joined as a party to the Guaranty; and

WHEREAS, the Joining Guarantor will materially benefit directly and indirectly from the credit facilities made available and to be made available to the Borrower by the Lenders under the Credit Agreement; and

NOW, THEREFORE, the Joining Guarantor hereby agrees as follows with the Administrative Agent, for the benefit of the Secured Parties:

1.           Joinder.  The Joining Guarantor hereby irrevocably, absolutely and unconditionally becomes a party to the Guaranty as a Guarantor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Guarantor or to which each Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Administrative Agent for the benefit of the Secured Parties of the payment and performance in full of the Borrower’s Liabilities (as defined in the Guaranty) whether now existing or hereafter arising, all with the same force and effect as if the Joining Guarantor were a signatory to the Guaranty.

2.           Affirmations.  The Joining Guarantor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Guarantor contained in the Guaranty.

3.           Severability.  The provisions of this Guaranty Joinder Agreement are independent of and separable from each other.  If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

4,           Counterparts.  This Guaranty Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Guarantor.  Without limiting the foregoing provisions of this Section 4, the provisions of Section 9.1 of the Credit Agreement shall be applicable to this Guaranty Joinder Agreement.

5.           Delivery.  Joining Guarantor hereby irrevocably waives notice of acceptance of this Guaranty Joinder Agreement and acknowledges that the Borrower’s Liabilities are and shall be deemed to be incurred, and credit extensions under the Loan Documents made and maintained, in reliance on this Guaranty Joinder Agreement and the Guarantor’s joinder as a party to the Guaranty as herein provided.

6.           Governing Law; Venue; Waiver of Jury Trial.  The provisions of Section 26, of the Guaranty are hereby incorporated by reference as if fully set forth herein.

[Signature page follows]

IN WITNESS WHEREOF, the Joining Guarantor has duly executed and delivered this Guaranty Joinder Agreement as of the day and year first written above.

JOINING GUARANTOR:

By:
Name:
Title:

Acknowledged and accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title: